                                                               EXHIBIT (a)(1)(D)
                         NOTICE OF GUARANTEED DELIVERY
[SDL LOGO]                            FOR
                            TENDER OF COMMON SHARES
                                       OF
                                  ALPNET, INC.
                                       TO

                                  ARCTIC INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                                    SDL PLC
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, no par value (the "Shares"), of ALPNET, Inc., a Utah corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase).
                        The Depositary for the Offer is:
                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

By Registered or Certified Mail     By Facsimile Transmission       By Hand or Overnight Courier
         59 Maiden Lane          (for Eligible Institutions Only)          59 Maiden Lane
          Plaza Level                     (718) 234-5001                    Plaza Level
    New York, New York 10038          For Confirmation Only           New York, New York 10038
                                            Telephone:
                                          (718) 921-8200

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

     The undersigned hereby tenders to Arctic Inc., a Utah corporation (the "Purchaser"), and a wholly owned subsidiary of SDL plc, a company organized under the laws of England and Wales, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated December 13, 2001 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below all pursuant to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase.
--------------------------------------------------------------------------------


Number of Shares                                   Address(es):
Certificate Nos. (if available)                    --------------------------------------------
                                                   (ZIP CODE)
(Check box if Shares will be tendered by           Daytime Area Code and Tel. No.:
book-entry transfer)                               Signature(s):
                                                   --------------------------------------------
     [ ] The Depositary Trust Company              --------------------------------------------
Account Number                                     --------------------------------------------
Dated
Name(s) of Record Holder(s):
--------------------------------------------
PLEASE PRINT

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three Nasdaq National Market System trading days (as defined in the Letter of Transmittal) after the date hereof.

      The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.




--------------------------------------------       --------------------------------------------
NAME OF FIRM                                       AUTHORIZED SIGNATURE
--------------------------------------------       Name:
ADDRESS(ES):                                       PLEASE TYPE OR PRINT
--------------------------------------------       Title:
ZIP CODE
                                                   Dated:
Area Code and Tel. No.:

 NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

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